LM Institutional Fund Advisors I, Inc.

                        Supplement dated July 1, 2000 to
                       Prospectus dated December 29, 1999

The table of fees and expenses for the Western Asset Core Plus Portfolio on page 23 of the Prospectus is replaced in its entirety with the following:

Western Asset Core Plus Portfolio

                                               Institutional Class   Financial Intermediary Class

Shareholder Fees
(Fees paid directly from your investment)               None                None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)

Management Fees                                         0.45%               0.45%
Distribution (12b-1) Fees*                              None                0.25%
Other Expenses                                          0.20%               0.20%
                                                        -----               -----
Total Annual Fund Operating Expenses                    0.65%               0.90%
                                                        =====               =====
Expense Reimbursement/Waiver                            (0.20%)             (0.20%)
                                                        -------             -------
Net Expenses**                                          0.45%               0.70%
                                                        =====               =====

Examples

1 Year                                                  $49                 $75
3 Years                                                 $154                $233
5 Years                                                 $269                $406
10 Years                                                $604                $906